    As filed with the Securities and Exchange Commission on December 21, 2001
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                 STELLENT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             MINNESOTA                                       41-1652566
  -------------------------------                        -------------------
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                         Identification No.)

    7777 GOLDEN TRIANGLE DRIVE
      EDEN PRAIRIE, MINNESOTA                                  55344
  -------------------------------                            ----------
  (Address of principal executive                            (Zip Code)
             offices)

                                 STELLENT, INC.
                       2000 EMPLOYEE STOCK INCENTIVE PLAN
                       ----------------------------------
                            (Full title of the plans)

                                 Gregg A. Waldon
                             Chief Financial Officer
                                 Stellent, Inc.
                           7777 Golden Triangle Drive
                          Eden Prairie, Minnesota 55344
                     ---------------------------------------
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (952) 903-2000

                             ----------------------

                                    copy to:
                                   Kris Sharpe
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

==================== =================== ================== ================== ================
                                                                Proposed
                                             Proposed            maximum
     Title of              Amount             maximum           aggregate         Amount of
   securities to           to be          offering price        offering        registration
   be registered         registered        per share (1)        price (1)            fee
-------------------- ------------------- ------------------ ------------------ ----------------
   Common Stock,
  $.01 par value       700,000 shares         $26.65           $18,655,000        $4,459.00
==================== =================== ================== ================== ================

 (1) Estimated solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h)(1) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices per share of the Registrant's Common Stock as quoted on the Nasdaq National Market on December 17, 2001.

================================================================================

                                 STELLENT, INC.

                                EXPLANATORY NOTE

        This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 700,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 2000 Employee Stock Incentive Plan, as amended and restated (the "Plan"). The Registration Statements previously filed with the Commission relating to the Plan (File No. 333-47228) is incorporated by reference herein.

ITEM 8. EXHIBITS.

      Exhibit                           Description
      -------                           -----------
        4.1    Amended and Restated Articles of Incorporation, as amended. (1)

        4.2    Amended and Restated Bylaws.

        5      Opinion of Faegre & Benson LLP as to the legality of the shares being registered.

        23.1   Consent of Faegre & Benson LLP (contained in Exhibit 5 to this Registration
               Statement).

        23.2   Consent of Grant Thornton LLP

        24     Powers of Attorney (included on page 2 of this Registration Statement).

        99     Stellent, Inc. 2000 Employee Stock Incentive Plan, as amended and restated.

------------------------
(1) Incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on December 21, 2001.

                                       STELLENT, INC.
                                       (Registrant)


                                       By: /s/ Gregg A. Waldon
                                           -------------------------------------
                                           Gregg A. Waldon
                                           Chief Financial Officer, Treasurer
                                             and Secretary

                                POWER OF ATTORNEY

        Each of the undersigned hereby appoints Vernon J. Hanzlik and Gregg A. Waldon, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, representing a majority of the Board of Directors, in the capacities indicated on December 21, 2001.


        SIGNATURE                            TITLE
        ---------                            -----

/s/  Vernon J. Hanzlik
--------------------------------  President, Chief Executive
     Vernon J. Hanzlik               Officer and Director
                                     (Principal Executive
                                     Officer and Director)
/s/  Gregg A. Waldon
--------------------------------  Chief Financial Officer,
     Gregg A. Waldon                 Treasurer and Secretary
                                     (Principal Financial
                                     Officer and Principal
                                     Accounting Officer)
/s/  Robert F. Olson
--------------------------------     Chairman of the Board of
     Robert F. Olson                       Directors

/s/  Michael W. Ferro, Jr.
--------------------------------           Director
     Michael W. Ferro, Jr.

/s/  Kenneth H. Holec
--------------------------------           Director
     Kenneth H. Holec


--------------------------------           Director
     Raymond A. Tucker

/s/  Steven C. Waldron
--------------------------------           Director
     Steven C. Waldron

                                INDEX TO EXHIBITS

                                                                                    Method
Exhibit                            Description                                    of Filing
-------                            -----------                                    ---------
4.1          Amended and Restated Articles of Incorporation, as amended (1)... Incorporated by
                                                                               Reference

4.2          Amended and Restated Bylaws...................................... Filed
                                                                               Electronically

5            Opinion of Faegre & Benson LLP................................... Filed
                                                                               Electronically

23.1         Consent of Faegre & Benson LLP
             (contained in its opinion filed as Exhibit 5 to this Registration Statement)

23.2         Consent of Grant Thornton LLP.................................... Filed
                                                                               Electronically

24           Powers of Attorney (included on page 2 of this Registration
             Statement)

99           Stellent, Inc. 2000 Employee Stock Incentive Plan, as amended and restated..................................................... Filed
                                                                               Electronically


------------------------
(1) Incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed August 30, 2001 (File No. 0-19817).